_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 17, 2003

          Sequoia Residential Funding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-103634	35-2170972
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3160 Mill Valley, California	94941
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 381-1765

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

In connection with the offering of the Sequoia Mortgage Trust 2003-2 Mortgage Pass-Through Certificates (the “Certificates”), Greenwich Capital Markets, Inc., as representative (the “Representative”) of the underwriters of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to its potential investors.  Although Sequoia Residential Funding, Inc. provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ John H. Isbrandtsen
Name: John H. Isbrandtsen
Title: Vice President

Dated:  April 17, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

     5

Exhibit 99.1     Computational Material (P)

GREENWICH CAPITAL MARKETS			Z_SEMT03-2_MKT						Wed, Apr 16 2003 09:43 AM
Price/Yield Report ( Deal Level )			A1

Tranche		A1			Curr Balance		653,528,000.00	Settle	04/29/2003
Coupon		1.14800			Orig Balance		653,528,000.00	Tranche Type	SEN_FLT
Margin					Factor		1.000000	Factor Date	04/03
Index		MULTIPLE			Calc Spread		Interp rate@WAL	Accr Days	0	.

		Prepay Rate	12 CPR	15 CPR	20 CPR	25 CPR	30 CPR
		Delinq Rate (%)
		Opt Redeem	ASAP	ASAP	ASAP	ASAP	ASAP
	Price	Price32nd	Yield	Yield	Yield	Yield	Yield
	100.0000	100-00

		WAL (#yr)	5.84	4.73	3.51	2.75	2.23
		First Princ	05/20/2003	05/20/2003	05/20/2003	05/20/2003	05/20/2003
		Last Princ	10/20/2014	10/20/2012	05/20/2010	11/20/2008	11/20/2007
		Mod Durn	5.41	4.44	3.34	2.64	2.16

These computational materials should be accompanied by a one page disclaimer which must be read in its entirely by the addressee of this communication.
If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS			Z_SEMT03-2_MKT						Wed, Apr 16 2003 09:43 AM
Price/Yield Report ( Deal Level )			A2

Tranche		A2			Curr Balance		150,072,000.00	Settle	04/29/2003
Coupon		1.14800			Orig Balance		150,072,000.00	Tranche Type	SEN_FLT
Margin					Factor		1.000000	Factor Date	04/03
Index		MULTIPLE			Calc Spread		Interp rate@WAL	Accr Days	0	.

		Prepay Rate	12 CPR	15 CPR	20 CPR	25 CPR	30 CPR
		Delinq Rate (%)
		Opt Redeem	ASAP	ASAP	ASAP	ASAP	ASAP
	Price	Price32nd	Yield	Yield	Yield	Yield	Yield
	100.0000	100-00

		WAL (#yr)	5.82	4.73	3.51	2.75	2.23
		First Princ	05/20/2003	05/20/2003	05/20/2003	05/20/2003	05/20/2003
		Last Princ	10/20/2014	10/20/2012	05/20/2010	11/20/2008	11/20/2007
		Mod Durn	5.40	4.44	3.34	2.64	2.16

These computational materials should be accompanied by a one page disclaimer which must be read in its entirely by the addressee of this communication.
If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS			Z_SEMT03-2_MKT						Wed, Apr 16 2003 09:43 AM
Price/Yield Report ( Deal Level )			M1

Tranche		M1			Curr Balance		11,480,000.00	Settle	04/29/2003
Coupon		1.44200			Orig Balance		11,480,000.00	Tranche Type	JUN_FLT
Margin					Factor		1.000000	Factor Date	04/03
Index		MULTIPLE			Calc Spread		Interp rate@WAL	Accr Days	0	.

		Prepay Rate	12 CPR	15 CPR	20 CPR	25 CPR	30 CPR
		Delinq Rate (%)
		Opt Redeem	ASAP	ASAP	ASAP	ASAP	ASAP
	Price	Price32nd	Yield	Yield	Yield	Yield	Yield
	100.0000	100-00

		WAL (#yr)	9.44	7.71	5.73	4.55	3.85
		First Princ	09/20/2008	08/20/2007	06/20/2006	05/20/2006	05/20/2006
		Last Princ	10/20/2014	10/20/2012	05/20/2010	11/20/2008	11/20/2007
		Mod Durn	8.46	7.03	5.34	4.29	3.66

These computational materials should be accompanied by a one page disclaimer which must be read in its entirely by the addressee of this communication.
If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

Sequoia Trust 2003-2 CLASS A-1
Price-Yield Sensitivity Report

Settlement	04/29/03
Class Balance	$500,000,000
Coupon	1.640%
Cut-off Date	04/29/03
Next Payment Date	05/20/03

Call	Yes

Flat Price	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR
99-24	0.376	0.386	0.405	0.424	0.445
99-24+	0.373	0.382	0.400	0.418	0.438
99-25	0.370	0.379	0.395	0.413	0.431
99-25+	0.367	0.375	0.391	0.407	0.424
99-26	0.364	0.372	0.386	0.401	0.417
99-26+	0.362	0.368	0.381	0.395	0.409
99-27	0.359	0.365	0.377	0.389	0.402
99-27+	0.356	0.361	0.372	0.383	0.395
99-28	0.353	0.358	0.367	0.377	0.388
99-28+	0.350	0.354	0.363	0.371	0.380
99-29	0.347	0.351	0.358	0.365	0.373
99-29+	0.344	0.347	0.353	0.359	0.366
99-30	0.341	0.344	0.349	0.354	0.359
99-30+	0.339	0.340	0.344	0.348	0.352
99-31	0.336	0.337	0.339	0.342	0.344
99-31+	0.333	0.333	0.335	0.336	0.337
100-00	0.330	0.330	0.330	0.330	0.330
100-00+	0.327	0.327	0.325	0.324	0.323
100-01	0.324	0.323	0.321	0.318	0.316
100-01+	0.321	0.320	0.316	0.312	0.308
100-02	0.319	0.316	0.311	0.306	0.301
100-02+	0.316	0.313	0.307	0.301	0.294
100-03	0.313	0.309	0.302	0.295	0.287
100-03+	0.310	0.306	0.297	0.289	0.280
100-04	0.307	0.302	0.293	0.283	0.272
100-04+	0.304	0.299	0.288	0.277	0.265
100-05	0.301	0.295	0.284	0.271	0.258
100-05+	0.299	0.292	0.279	0.265	0.251
100-06	0.296	0.288	0.274	0.259	0.244
100-06+	0.293	0.285	0.270	0.254	0.237
100-07	0.290	0.281	0.265	0.248	0.229
100-07+	0.287	0.278	0.260	0.242	0.222
100-08	0.284	0.274	0.256	0.236	0.215
WAL (yr)	5.85	4.74	3.51	2.75	2.23
MDUR (yr)	5.42	4.44	3.34	2.64	2.16
First Prin Pay	05/20/03	05/20/03	05/20/03	05/20/03	05/20/03
Last Prin Pay	10/20/14	10/20/12	05/20/10	11/20/08	11/20/07

		"Full Price" = "Flat Price" + Accrued Interest.
	Duration and related sensitivities are calculated at midpoint price.
	Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

	This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

GREENWICH CAPITAL

16-Apr-03  02:53 PM

Sequoia Trust 2003-2 CLASS A-2
Price-Yield Sensitivity Report

Settlement	04/29/03
Class Balance	$303,600,000
Coupon	1.640%
Cut-off Date	04/29/03
Next Payment Date	05/20/03

Call	Yes

Flat Price	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR
99-24	0.386	0.396	0.415	0.434	0.455
99-24+	0.383	0.393	0.410	0.428	0.448
99-25	0.380	0.389	0.405	0.423	0.441
99-25+	0.377	0.386	0.401	0.417	0.434
99-26	0.375	0.382	0.396	0.411	0.427
99-26+	0.372	0.379	0.391	0.405	0.419
99-27	0.369	0.375	0.387	0.399	0.412
99-27+	0.366	0.372	0.382	0.393	0.405
99-28	0.363	0.368	0.377	0.387	0.398
99-28+	0.360	0.365	0.373	0.381	0.390
99-29	0.357	0.361	0.368	0.375	0.383
99-29+	0.354	0.358	0.363	0.369	0.376
99-30	0.352	0.354	0.359	0.364	0.369
99-30+	0.349	0.351	0.354	0.358	0.362
99-31	0.346	0.347	0.349	0.352	0.354
99-31+	0.343	0.344	0.345	0.346	0.347
100-00	0.340	0.340	0.340	0.340	0.340
100-00+	0.337	0.336	0.335	0.334	0.333
100-01	0.334	0.333	0.331	0.328	0.326
100-01+	0.331	0.329	0.326	0.322	0.318
100-02	0.328	0.326	0.321	0.316	0.311
100-02+	0.326	0.323	0.317	0.311	0.304
100-03	0.323	0.319	0.312	0.305	0.297
100-03+	0.320	0.316	0.307	0.299	0.290
100-04	0.317	0.312	0.303	0.293	0.282
100-04+	0.314	0.309	0.298	0.287	0.275
100-05	0.311	0.305	0.294	0.281	0.268
100-05+	0.308	0.302	0.289	0.275	0.261
100-06	0.306	0.298	0.284	0.269	0.254
100-06+	0.303	0.295	0.280	0.264	0.247
100-07	0.300	0.291	0.275	0.258	0.239
100-07+	0.297	0.288	0.270	0.252	0.232
100-08	0.294	0.284	0.266	0.246	0.225
WAL (yr)	5.82	4.72	3.51	2.75	2.23
MDUR (yr)	5.39	4.43	3.34	2.64	2.16
First Prin Pay	05/20/03	05/20/03	05/20/03	05/20/03	05/20/03
Last Prin Pay	10/20/14	10/20/12	05/20/10	11/20/08	11/20/07

		"Full Price" = "Flat Price" + Accrued Interest.
	Duration and related sensitivities are calculated at midpoint price.
	Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

	This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

GREENWICH CAPITAL

16-Apr-03  02:53 PM

Sequoia Trust 2003-2 CLASS M-1
Price-Yield Sensitivity Report

Settlement	04/29/03
Class Balance	$11,480,000
Coupon	1.960%
Cut-off Date	04/29/03
Next Payment Date	05/20/03

Call	Yes

Flat Price	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR
99-24	0.708	0.720	0.743	0.766	0.786
99-24+	0.705	0.716	0.737	0.758	0.777
99-25	0.701	0.712	0.731	0.751	0.769
99-25+	0.698	0.707	0.725	0.744	0.760
99-26	0.694	0.703	0.720	0.737	0.752
99-26+	0.690	0.698	0.714	0.729	0.743
99-27	0.687	0.694	0.708	0.722	0.735
99-27+	0.683	0.690	0.702	0.715	0.726
99-28	0.679	0.685	0.696	0.708	0.718
99-28+	0.676	0.681	0.691	0.700	0.709
99-29	0.672	0.676	0.685	0.693	0.701
99-29+	0.668	0.672	0.679	0.686	0.692
99-30	0.665	0.668	0.673	0.679	0.684
99-30+	0.661	0.663	0.667	0.672	0.675
99-31	0.657	0.659	0.662	0.664	0.667
99-31+	0.654	0.654	0.656	0.657	0.658
100-00	0.650	0.650	0.650	0.650	0.650
100-00+	0.646	0.646	0.644	0.643	0.642
100-01	0.643	0.641	0.638	0.636	0.633
100-01+	0.639	0.637	0.633	0.628	0.625
100-02	0.635	0.632	0.627	0.621	0.616
100-02+	0.632	0.628	0.621	0.614	0.608
100-03	0.628	0.624	0.615	0.607	0.599
100-03+	0.625	0.619	0.610	0.600	0.591
100-04	0.621	0.615	0.604	0.592	0.582
100-04+	0.617	0.611	0.598	0.585	0.574
100-05	0.614	0.606	0.592	0.578	0.566
100-05+	0.610	0.602	0.586	0.571	0.557
100-06	0.606	0.597	0.581	0.564	0.549
100-06+	0.603	0.593	0.575	0.557	0.540
100-07	0.599	0.589	0.569	0.549	0.532
100-07+	0.595	0.584	0.563	0.542	0.524
100-08	0.592	0.580	0.558	0.535	0.515
WAL (yr)	9.44	7.71	5.73	4.55	3.85
MDUR (yr)	8.50	7.06	5.36	4.30	3.67
First Prin Pay	09/20/08	08/20/07	06/20/06	05/20/06	05/20/06
Last Prin Pay	10/20/14	10/20/12	05/20/10	11/20/08	11/20/07

"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

GREENWICH CAPITAL

16-Apr-03  02:53 PM

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : CENDENT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

TOTAL CURRENT BALANCE:	6,207,966
NUMBER OF LOANS:	5
		Minimum	Maximum
AVG CURRENT BALANCE:	$1,241,593.14	$1,068,000.00	$1,500,000.00
AVG ORIGINAL BALANCE:	$1,244,100.00	$1,075,000.00	$1,500,000.00

WAVG LOAN RATE:	3.522%	3.375	4.000%
WAVG SERVICING FEE:	0.375%	0.375	0.375%
WAVG NET LOAN RATE:	3.147%	3.000	3.625%

WAVG GROSS MARGIN:	1.842%	1.250	2.000%
WAVG MAXIMUM LOAN RATE:	12.000%	12.000	12.000%
WAVG PERIODIC RATE CAP:	0.000%	0.000	0.000%
WAVG FIRST RATE CAP:	0.000%	0.000	0.000%

WAVG ORIGINAL LTV:	61.34%	28.95	77.36%
WAVG EFFECTIVE LTV:	61.34%	28.95	77.36%

WAVG CREDIT SCORE:	698	668	722

WAVG ORIGINAL TERM:	300 months	300	300 months
WAVG REMAINING TERM:	290 months	280	298 months
WAVG SEASONING:	10 months	2	20 months

WAVG NEXT RATE RESET:	10 months	4	5 months
WAVG RATE ADJ FREQ:	4 months	6	6 months
WAVG FIRST RATE ADJ FREQ:	6 months	6	6 months

WAVG IO ORIGINAL TERM:	6 months	120	120 months
WAVG IO REMAINING TERM:	120 months	100	118 months
	110 months
TOP STATE CONCENTRATIONS ($):	24.16 % Florida, 23.56 % Illinois, 17.63 % California
MAXIMUM ZIP CODE CONCENTRATION ($):	24.16% 32082 (Ponte Vedra, FL)

FIRST PAY DATE:	Sep 01, 2001		Mar 01, 2003
RATE CHANGE DATE:	Aug 01, 2003		Sep 01, 2003
MATURE DATE:	Aug 01, 20026		Feb 01, 2008

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cendant	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
LIBOR 6 M	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 1 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital

Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : CENDENT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
	5	5	100.00
Total	5	6,207,965.68	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1,068,000.00 - 1,100,000.00	3	3,245,465.68	52.28
1,400,000.01 - 1,500,000.00	2	2,962,500.00	42.73
Total			100.00

LOAN RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.375 - 3.500	4	4,745,465.68	76.44
3.501 - 4.000	1	1,462,500.00	23.56
Total	5	6,207,965.68	100.00
GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250	1	1,068,000.00	17.20
1.875	1	1,462,500.00	23.56
2.000	3	3,677,465,.00	59.24
Total	5	6,207,965.68	100.00
MAXIMUM LOAN RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.000	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
280 - 282	1	1,094,465.68	17.63
283 - 288	2	2,583,000.00	41.61
295 - 298	2	2,530,500.00	40.76
Total	5	6,207,965.68	100.00
IO ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
120	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 2 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital

Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : CENDENT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

IO REMAINING TERM	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
100 - 102	1	1,094,465.68	17.63
103 - 108	2	2,583,000.00	41.61
115 - 118	2	2,530,500.00	40.76
Total	5	6,207,965.68	100.00
RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
08/01/03	4	4,707,965.68	75.84
09/01/03	1	1,500,000.00	24.16
Total	5	6,207,965.68	100.00

ORIGINAL LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.375 - 3.500	1	1,094,465.68	17.63
	1	1,068,000.00	17.20
	1	1,500,000.00	24.16
3.501 - 4.000	2	2,545,500.00	41.00
Total	5	6,207,965.68
EFFECTIVE LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
28.95 - 30.00	1	1,094,465.68	17.63
40.01 - 50.00	1	1,068,000.00	17.20
60.01 - 70.00	1	1,500,000.00	24.16
70.01 - 77.36	2	2,545,500.00	41.00
Total	5	6,207,965.68	100.00
CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
668 - 679	1	1,083,000.00	17.45
680 - 699	1	1,500,000.00	24.16
700 - 719	2	2,530,500.00	40.76
720 - 722	1	1,094,465.68	17.63
Total	5	6,207,965.68	100.00
AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 3 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : CENDENT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	3	3,613,500.00	58.21
Planned Unit Development	2	2,594,465.68	41.79
Total	5	6,207,965.68	100.00
PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance (Cash-Out)	2	2,594,465.68	41.79
Refinance (Rate or Term)	2	2,151,000.00	34.65
Purchase	1	1,462,500.00	23.56
Total	5	6,207,965.68	100.00
PLEDGE ASSET:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
PREPAYMENT PENALTY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N	5	6,207,965.68	100.00
Total	5	6,207,965.68	100.00
STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Florida	1	1,500,000.00	24.16
Illinois	1	1,462,500.00	23.56
California	1	1,094,465.68	17.63
Pennsylvania	1	1,083,000.00	17.45
New Jersey	1	1,068,000.00	17.20
Total	5	6,207,965.68	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 4 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

TOTAL CURRENT BALANCE:	74,828,920
NUMBER OF LOANS:	47

		Minimum	Maximum
AVG CURRENT BALANCE:	$1,592,104.67	$1,011,431.77	$3,000,000.00
AVG ORIGINAL BALANCE:	$1,592,187.23	$1,015,000.00	$3,000,000.00

WAVG LOAN RATE:	3.018%	1.750	3.500%
WAVG SERVICING FEE:	0.375%	0.375	0.375%
WAVG NET LOAN RATE:	2.643%	1.375	3.125%

WAVG GROSS MARGIN:	1.681%	0.500	2.125%
WAVG MAXIMUM LOAN RATE:	12.000%	12.000	12.000%
WAVG PERIODIC RATE CAP:	0.000%	0.000	0.000%
WAVG FIRST RATE CAP:	0.000%	0.000	0.000%

WAVG ORIGINAL LTV:	63.27%	15.81	100.00%
WAVG EFFECTIVE LTV:	61.99%	15.81	80.00%

WAVG CREDIT SCORE:	713	617	798

WAVG ORIGINAL TERM:	300 months	300	300 months
WAVG REMAINING TERM:	300 months	299	300 months
WAVG SEASONING:	0 months	0	1 months

WAVG NEXT RATE RESET:	3 months	1	6 months
WAVG RATE ADJ FREQ:	4 months	1	6 months
WAVG FIRST RATE ADJ FREQ:	4 months	1	6 months

WAVG IO ORIGINAL TERM:	120 months	120	120 months
WAVG IO REMAINING TERM:	120 months	119	120 months

TOP STATE CONCENTRATIONS ($)	22.11 % Florida, 17.56 % California, 15.69 % New York
MAXIMUM ZIP CODE CONCENTRATION ($):	6.56% 92067 (Rancho Santa Fe, CA)

FIRST PAY DATE:	Apr 01, 2003	May 01, 2003
RATE CHANGE DATE:	May 01, 2003	Oct 01, 2003
MATURE DATE:	Mar 01, 2028	Apr 01, 2028

table

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MSDW	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 5 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
LIBOR 6 M	26	39,782,600.00	53.16
LIBOR 1 M	21	35,046,319.59	46.84
Total	47	74,828,919.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1,011,431.77 - 1,100,000.00	6	6,415,931.77	8.57
1,100,000.01 - 1,200,000.00	5	5,925,000.00	7.92
1,200,000.01 - 1,300,000.00	2	2,529,200.00	3.38
1,300,000.01 - 1,400,000.00	3	4,149,400.00	5.55
1,400,000.01 - 1,500,000.00	10	14,766,800.00	19.73
1,500,000.01 - 1,600,000.00	2	3,112,000.00	4.16
1,600,000.01 - 1,700,000.00	3	5,017,000.00	6.70
1,700,000.01 - 1,800,000.00	3	5,255,900.00	7.02
1,800,000.01 - 1,900,000.00	2	3,800,000.00	5.08
1,900,000.01 - 2,000,000.00	8	16,000,000.00	21.38
2,200,000.01 - 2,300,000.00	1	2,219,687.82	2.97
2,600,000.01 - 2,700,000.00	1	2,638,000.00	3.53
2,900,000.01 - 3,000,000.00	1	3,000,000.00	4.01
Total	47	74,828,919.59	100.00

LOAN RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.750 - 2.000	1	1,460,000.00	1.95
2.501 - 3.000	33	47,767,831.77	63.84
3.001 - 3.500	13	25,601,087.82	34.21
Total	47	74,828,919.59	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 6 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.500	1	1,460,000.00	1.95
1.250	1	2,638,000.00	3.53
1.500	13	19,044,231.77	25.45
1.625	20	28,085,600.00	37.53
1.750	1	1,697,000.00	2.27
1.875	1	2,000,000.00	2.67
2.000	6	11,904,087.82	15.91
2.125	4	8,000,000.00	10.69
Total	47	74,828,919.59	100.00
MAXIMUM LOAN RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.000	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
299 - 300	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
IO ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
120	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
IO REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
119 - 120	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
05/01/03	21	35,046,319.59	46.84
09/01/03	10	15,066,600.00	20.13
10/01/03	16	24,716,000.00	33.03
Total	47	74,828,919.59	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 7 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

ORIGINAL LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
15.81 - 20.00	1	2,000,000.00	2.67
20.01 - 30.00	1	1,458,000.00	1.95
30.01 - 40.00	6	8,011,431.77	10.71
40.01 - 50.00	5	7,200,000.00	9.62
50.01 - 60.00	5	7,974,400.00	10.66
60.01 - 70.00	9	15,279,500.00	20.42
70.01 - 80.00	18	29,814,087.82	39.84
90.01 - 100.00	2	3,091,500.00	4.13
Total	47	74,828,919.59	100.00

EFFECTIVE LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
15.81 - 20.00	1	2,000,000.00	2.67
20.01 - 30.00	1	1,458,000.00	1.95
30.01 - 40.00	6	8,011,431.77	10.71
40.01 - 50.00	5	7,200,000.00	9.62
50.01 - 60.00	5	7,974,400.00	10.66
60.01 - 70.00	11	18,371,000.00	24.55
70.01 - 80.00	18	29,814,087.82	39.84
Total	47	74,828,919.59	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
617 - 619	4	6,350,000.00	8.49
620 - 639	2	4,200,000.00	5.61
640 - 659	2	3,458,000.00	4.62
660 - 679	3	3,784,000.00	5.06
680 - 699	7	8,888,931.77	11.88
700 - 719	8	13,100,400.00	17.51
720 - 739	3	4,841,500.00	6.47
740 - 759	8	13,901,800.00	18.58
760 - 779	5	7,970,000.00	10.65
780 - 798	5	8,334,287.82	11.14
Total	47	74,828,919.59	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alternative Documentation	36	58,274,387.82	77.88
Lite Documentation	10	15,204,531.77	20.32
Full Documentation	1	1,350,000.00	1.80
Total	47	74,828,919.59	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 8 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	38	61,354,019.59	81.99
Second Home	9	13,474,900.00	18.01
Total	47	74,828,919.59	100.00
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	37	60,248,231.77	80.51
Planned Unit Development	7	10,660,687.82	14.25
Condominium	2	2,450,000.00	3.27
Two-Four Family	1	1,470,000.00	1.96
Total	47	74,828,919.59	100.00
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Refinance (Cash-Out)	25	41,751,487.82	55.80
Purchase	11	16,863,000.00	22.54
Refinance (Rate or Term)	11	16,214,431.77	21.67
Total	47	74,828,919.59	100.00
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PLEDGE ASSET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	44	70,237,419.59	93.86
Y	3	4,591,500.00	6.14
Total	47	74,828,919.59	100.00
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	47	74,828,919.59	100.00
Total	47	74,828,919.59	100.00
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Florida	10	16,546,287.82	22.11
California	8	13,137,831.77	17.56
New York	8	11,740,000.00	15.69
Massachusetts	5	7,899,200.00	10.56
Texas	3	5,055,000.00	6.76
New Jersey	2	4,500,000.00	6.01
Tennessee	2	3,460,000.00	4.62
Connecticut	2	2,979,200.00	3.98
Arizona	1	1,741,500.00	2.33
District of Columbia	1	1,600,000.00	2.14
Hawaii	1	1,500,000.00	2.00
Colorado	1	1,399,400.00	1.87
Nevada	1	1,150,000.00	1.54
Washington	1	1,088,000.00	1.45
Ohio	1	1,032,500.00	1.38
Total	47	74,828,919.59	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 9 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : GREENPOINT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

TOTAL CURRENT BALANCE:	25,155,577
NUMBER OF LOANS:	19
		Minimum	Maximum

AVG CURRENT BALANCE	$1,323,977.74	$1,029,950.00	$1,739,850.00
AVG ORIGINAL BALANCE:	$1,325,762.11	$1,029,950.00	$1,739,850.00

WAVG LOAN RATE	3.453%	3.000	3.625%
WAVG SERVICING FEE	0.375%	0.375	0.375%
WAVG NET LOAN RATE	3.078%	2.625	3.250%

WAVG GROSS MARGIN	2.090%	1.625	2.125%
WAVG MAXIMUM LOAN RATE	12.000%	12.000	12.000%
WAVG PERIODIC RATE CAP	0.000%	0.000	0.000%
WAVG FIRST RATE CAP	0.000%	0.000	0.000%

WAVG ORIGINAL LTV	53.33%	27.27	65.00%
WAVG EFFECTIVE LTV	53.33%	27.27	65.00%

WAVG CREDIT SCORE	736	668	779

WAVG ORIGINAL TERM	360 months	360 months	360 months
WAVG REMAINING TERM	359 months	358 months	360 months
WAVG SEASONING	1 months	0	2 months

WAVG NEXT RATE RESET	5 months	4	6 months
WAVG RATE ADJ FREQ	6 months	6	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6	6 months

WAVG IO ORIGINAL TERM	60 months	60	60 months
WAVG IO REMAINING TERM	59 months	58	60 months
TOP STATE CONCENTRATIONS (5):	15.38% California, 14.72% Florida, 10.90% Connecticut
	6.92% 75205 (Dallas, TX)

FIRST PAY DATE:	Mar 01, 2003	May 01, 2003
RATE CHANGE DATE:	Aug 01, 2003	Oct 01, 2003
MATURE DATE:	Feb 01, 2033	Apr 01, 2033

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Greenpoint	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

For internal use only. All Amounts subject to change.

(Tue Apr 15 13:48:33 EDT 2003)[cha] Page 10 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : MSDW - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR 6 M	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1,029,950.00 - 1,100,000.00	4	4,214,047.07	16.75
1,100,000.01 - 1,200,000.00	4	4,720,000.00	18.76
1,200,000.01 - 1,300,000.00	1	1,242,580.00	4.94
1,300,000.01 - 1,400,000.00	2	2,652,850.00	10.55
1,400,000.01 - 1,500,000.00	5	7,382,000.00	29.35
1,500,000.01 - 1,600,000.00	1	1,515,000.00	6.02
1,600,000.01 - 1,700,000.00	1	1,689,250.00	6.72
1,700,000.01 - 1,739,850.00	1	1,739,850.00	6.92
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.000 - 3.000	1	1,739,850.00	6.92
3.001 - 3.500	17	22,215,727.07	88.31
3.501 - 3.625	1	1,200,000.00	4.77
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.625	1	1,739,850.00	6.92
2.125	18	23,415,727.07	93.08
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM LOAN RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.000	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 11 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : GREENPOINT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
58 - 60	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/03	7	9,473,147.07	37.66
09/01/03	9	12,019,850.00	47.78
10/01/03	3	3,662,580.00	14.56
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
27.27 - 30.00	1	1,500,000.00	5.96
30.01 - 40.00	1	1,500,000.00	5.96
40.01 - 50.00	3	4,392,700.00	17.46
50.01 - 60.00	11	14,150,297.07	56.25
60.01 - 65.00	3	3,612,580.00	14.36
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
27.27 - 30.00	1	1,500,000.00	5.96
30.01 - 40.00	1	1,500,000.00	5.96
40.01 - 50.00	3	4,392,700.00	17.46
50.01 - 60.00	11	14,150,297.07	56.25
60.01 - 65.00	3	3,612,580.00	14.36
Total	19	25,155,577.07	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 12 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : GREENPOINT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
668 - 679	1	1,200,000.00	4.77
680 - 699	1	1,100,000.00	4.37
700 - 719	3	4,215,000.00	16.76
720 - 739	5	6,748,947.07	26.83
740 - 759	4	5,112,580.00	20.32
760 - 779	5	6,779,050.00	26.95
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Interest Only	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	11	15,106,250.00	60.05
Limited Documentation	8	10,049,327.07	39.95
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	15	19,506,377.07	77.54
Second Home	4	5,649,200.00	22.46
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	13	17,475,777.07	69.47
Planned Unit Development	3	4,299,850.00	17.09
Condominium	3	3,379,950.00	13.44
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Refinance (Rate or Term)	12	16,572,997.07	65.88
Refinance (Cash-Out)	5	5,840,000.00	23.22
Purchase	2	2,742,580.00	10.90
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PLEDGE ASSET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	19	25,155,577.07	100.00
Total	19	25,155,577.07	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 13 of 14

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REDWOOD SEQUOIA 2003-2 : GREENPOINT - CBAL > 1,000,000 (MARKETING POOL)

04/01/03 BALANCES

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	13	17,267,927.07	68.64
Y	6	7,887,650.00	31.36
Total	19	25,155,577.07	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	3	3,870,000.00	15.38
Florida	3	3,702,000.00	14.72
Connecticut	2	2,742,580.00	10.90
Texas	1	1,739,850.00	6.92
New Jersey	1	1,689,250.00	6.72
North Carolina	1	1,515,000.00	6.02
New York	1	1,500,000.00	5.96
Idaho	1	1,430,000.00	5.68
Utah	1	1,332,850.00	5.30
South Carolina	1	1,320,000.00	5.25
Montana	1	1,200,000.00	4.77
Washington	1	1,050,000.00	4.17
Tennessee	1	1,034,097.07	4.11
Colorado	1	1,029,950.00	4.09
Total	19	25,155,577.07	100.00

For internal use only.  All Amounts subject to change.

(Tue Apr 15 13:48:34 EDT 2003) [cha]  Page: 14 of 14